Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                         Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Date of Inception: 10/14/76  Total Net Assets as of      Ticker Symbol:  SCMBX
                             12/31/98: $737 million
--------------------------------------------------------------------------------

o Scudder Managed Municipal Bonds posted a 6.23% total return over its most recent year ended December 31, 1998. For the one-, three-, and ten-year periods ended December 31, the Fund's total returns placed it in the top 25% of municipal bond funds as tracked by Lipper Analytical Services.
Please see page 6 for additional Lipper performance information.

o The Fund received four stars from Morningstar, reflecting an "above average" rating for risk-adjusted performance through December 31, 1998.^1

o The Fund's 30-day net annualized SEC yield was 3.98% as of December 31, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.22% and 6.59%, respectively.


                                Table of Contents

   3  Letter from the Fund's President   24  Notes to Financial Statements
   4  Performance Update                 27  Report of Independent Accountants
   5  Portfolio Summary                  28  Tax Information
   6  Portfolio Management Discussion    29  Shareholder Meeting Results
   9  Glossary of Investment Terms       32  Officers and Trustees
  10  Investment Portfolio               33  Investment Products and Services
  20  Financial Statements               34  Scudder Solutions
  23  Financial Highlights


^1 For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance and three stars for ten-year performance, and was rated among 1577, 1040, and 370 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                       2 - Scudder Managed Municipal Bonds

                        Letter from the Fund's President

Dear Shareholders,

     Despite the fact that mainstream media -- and most investors -- tend to focus on stocks when discussing financial markets, the importance of including bonds in a well-diversified portfolio cannot be overstated. Many financial professionals rank municipal bonds second only to Treasuries as secure fixed income investments. Municipals can be counted on to deliver reliable income along with substantially less price volatility when compared with most other financial instruments. Moreover, in a global financial environment where market movements are increasingly correlated, the municipal bond market is among the most independent.

     In 1998, municipals recorded modest gains amid a turbulent global financial environment: Prices of the average 10-year AAA municipal bond rose 2% during the year, on yield declines of one quarter of a percentage point. During its most recent year ended December 31, 1998, Scudder Managed Municipal Bonds posted a 6.23% total return based on a net asset value increase of $0.05 per share and distributions of $0.45 per share in income, $.006 per share in short-term gains, and $0.044 per share in long-term gains. Please read the Portfolio Management Discussion beginning on page 6 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 33 through 35 for more information on Scudder products and services.

     If you have any questions regarding Scudder Managed Municipal Bonds or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Managed Municipal Bonds


                      3 - Scudder Managed Municipal Bonds

                   Performance Update as of December 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended     Growth of                  Average
12/31/98         $10,000      Cumulative    Annual
---------------------------------------------------
Scudder Managed Municipal Bonds
---------------------------------------------------
1 Year         $  10,623         6.23%       6.23%
5 Year         $  13,304        33.04%       5.88%
10 Year        $  21,891       118.91%       8.15%
---------------------------------------------------
Lehman Brothers Municipal Bond Index
---------------------------------------------------
1 Year         $  10,648         6.48%       6.48%
5 Year         $  13,527        35.27%       6.22%
10 Year        $  22,034       120.34%       8.22%

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                Lehman Brothers Municipal   Scudder Managed
                Bond Index                  Municipal Bonds
                -------------------------   ---------------

         '88              10000                  10000
         '89              11080                  11119
         '90              11887                  11872
         '91              13331                  13323
         '92              14508                  14520
         '93              16289                  16454
         '94              15447                  15460
         '95              18144                  18106
         '96              18947                  18856
         '97              20693                  20608
         '98              22034                  21891

                        Yearly periods ended December 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                1989      1990      1991      1992       1993      1994      1995      1996       1997      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value              $  8.54    $  8.45   $  8.80   $  8.72   $  9.09    $  8.07   $  8.94   $  8.84   $  9.13    $  9.18
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends             $   .59    $   .55   $   .53   $   .51   $   .47    $   .46   $   .48   $   .45   $   .46    $   .45
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions  $   .39    $   .09   $   .12   $   .33   $   .29    $   .02   $    --   $    --   $   .05    $   .05
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)          11.19       6.77     12.23      8.98     13.32      -6.04     17.12      4.15      9.29       6.23
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)         10.79       7.29     12.14      8.82     12.28      -5.17     17.46      4.43      9.21       6.48
------------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                      4 - Scudder Managed Municipal Bonds

                    Portfolio Summary as of December 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Electric Utility Revenue             20%
       Core Cities/Lease                    12%
       Water/Sewer Revenue                   8%
       Toll Revenue/Transportation           8%
       Hospital/Health                       8%
       Pollution Control/
       Industrial Development                7%
       State General Obligation              7%
       Other General Obligation/Lease        5%
       Port/Airport Revenue                  5%
       Sales & Special Tax                   5%
       Miscellaneous Municipal              15%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund is broadly diversified, with securities issued in 26 states plus the District of Columbia and the Virgin
   Islands.

-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       AAA*                                 61%
       AA                                    9%
       A                                    18%
       BBB                                   8%
       SKI                                   3%
       Not Rated                             1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted Average quality: AA
   * Includes Cash Equivalents

   Overall portfolio quality remains high, with 70% of the Fund's portfolio rated AAA or AA, or of equivalent quality.

------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 year                      2%
       1 - 5                                18%
       5 - 10                               38%
       10 - 15                              28%
       Greater than 15 years                14%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average effective maturity: 9.1 years

   During the period, we focused on 15- to 20-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

Yields of municipal bonds declined slightly and their prices rose modestly during Scudder Managed Municipal Bonds' most recent year ended December 31, 1998. The Fund provided a 6.23% total return over the 12-month period, surpassing the 5.32% average return of similar funds and ranking the Fund in the top 9% as reported by Lipper Analytical Services, Inc. The Fund posted a 3.98% 30-day net annualized SEC yield as of December 31, equivalent to fully taxable yields of 6.22% and 6.59%, respectively, for investors in the 36% and 39.6% federal tax brackets. Comprising the Fund's total return over the period were a $0.05 increase in its net asset value to $9.18 as of December 31, plus fund distributions of $0.45 per share in income, $.006 per share in short-term gains, and $0.044 per share in long-term gains.

Scudder Managed Municipal Bonds' long-term returns remain highly competitive: As shown in the accompanying table, the Fund's average annual total returns placed it in the top 25% of its peers over one-, three-, and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                         Municipals Gain Amid Turbulence

In 1998, most municipal bonds posted modest gains in the face of dramatic financial crises that rocked the global markets. In the international capital markets, the most troublesome developments were Russia's short-term debt default and ruble devaluation, Japan's continuing banking crisis and recession, the run on Brazil's currency reserves (despite an IMF stabilization package), and the near collapse of the Long Term Capital Management hedge fund. The Federal Reserve lowered short-term interest rates by one quarter of a percentage point three times between September and November -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore order to worldwide financial markets. Though the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the world during this period seemed to ease fears of rampant deflation and gave encouragement to U. S. equity investors.

THE DOCUMENT CONTAINS A TABLE HERE

===============================================================
Competitive Long-Term Results
(Average annual returns for periods ended
December 31, 1998)
---------------------------------------------------------------
             Scudder
             Managed   Lipper             Number
            Municipal  average              of
              Bonds    annual              Funds   Percentile
  Period     return    return      Rank   tracked    Ranking
-------------------------------------------------------------
1 year        6.23%     5.32%       21  of  246       Top 9%

3 years       6.53%     5.90%       31  of  198       Top 16%

5 years       5.88%     5.43%       37  of  141       Top 26%

10 years      8.15%     7.68%       16  of  74        Top 22%

-------------------------------------------------------------
Past performance does not guarantee future results.

Municipal bonds registered modest gains compared with Treasuries during the period, as municipal yield declines lagged those of their Treasury counterparts.

                       6 - Scudder Managed Municipal Bonds

Over the 12 months ended December 31, 1998, yields of 10-year Treasury bonds declined more than one percentage point and their prices rose 8.6%, while yields of 10-year AAA-rated municipal bonds declined one quarter of a percentage point, and their prices rose 2%. We attribute much of this disparity in performance to a heavy $284 billion supply of municipal bonds in 1998, the second highest volume over the past 10 years.

                                A Shift in Focus

Scudder Managed Municipal Bonds' primary goals are to generate federally tax-free income through investments in high-grade, long-term municipal securities, while posting competitive total return. Over the past several years, our primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent 12-month period, the Fund shifted its emphasis toward the purchase of premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer prior to maturity. In terms of maturity, we focused on 15- to 20-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

The Fund also continues its cautious stance on the market with respect to interest rate risk, maintaining a neutral average duration similar to that of the Lehman Brothers Municipal Bond Index. As of December 31, the Fund's average duration was 6.9 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

The Fund's overall level of portfolio quality remains high, with 70% of the Fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1998, the Fund held securities issued in 26 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                           Economic Slowdown in 1999?

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion.

                      7 - Scudder Managed Municipal Bonds

With the outlook for the U.S. economy uncertain, the outlook for municipal bonds is nonetheless very positive, as yields of municipals compared with Treasuries are near historic highs. This ratio should eventually assume a more typical level, which could mean significant yield reductions and price gains for municipal bonds relative to U.S. Treasuries.

In terms of the day-to-day management of the Fund, we will continue to seek competitive returns by purchasing 15- to 20-year premium cushion bonds over the coming months. As always, we will refrain from making investment decisions based on short-term market movements and search instead for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team


/s/Philip G. Condon         /s/Ashton P. Goodfield

Philip G. Condon            Ashton P. Goodfield


                                     Scudder
                            Managed Municipal Bonds:
                          A Team Approach to Investing

  Scudder Managed Municipal Bonds is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Philip G. Condon assumed responsibility for the Fund's daily operations in 1998. Mr. Condon joined the Adviser in 1983 and has over 16 years of experience in the investment industry. Portfolio Manager Ashton
  P. Goodfield joined the team in 1998 and the Adviser in 1986.


                      8 - Scudder Managed Municipal Bonds

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure theperformance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder Managed Municipal Bonds

                  Investment Portfolio as of December 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska
North Slope Borough, AK, General Obligation:
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (c) ........................................  7,000,000          AAA             5,087,740
   Series B, Zero Coupon, 1/1/2003 (c) .........................................  8,000,000          AAA             6,814,560
   Series B, Zero Coupon, 6/30/2004 (c) ........................................ 15,000,000          AAA            11,999,100
   Series B, Zero Coupon, 6/30/2005 (c) ........................................ 18,200,000          AAA            13,891,150

Arizona
Maricopa County, AZ, School District No. 28, Kyrene Elementary School, Series B,
  Zero Coupon, 1/1/2006 (c) ....................................................  4,905,000          AAA             3,661,681

California
California General Obligation:
  6.25%, 10/1/2007 (c) .........................................................  4,000,000          AAA             4,631,440
  6.25%, 4/1/2008 (c) ..........................................................  5,000,000          AAA             5,805,650
  6.6%, 2/1/2009 (c) ........................................................... 15,600,000          AAA            18,692,537
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.7%, 8/1/2010 ...............................................................  1,000,000          A               1,099,080
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997 A, 9%, 7/1/2019 .................. 12,000,000          SKI            12,572,640
California Statewide Community Development Authority, Certificate of
  Participation, California Lutheran Homes, 5.5%, 11/15/2008 ...................  2,250,000          A               2,454,435
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A:
   Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009 ...........................  5,000,000          BBB             4,110,450
   Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 ............................  4,000,000          BBB             3,366,360
   Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 ............................  4,000,000          BBB             3,349,440
   Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014 ...........................  6,250,000          BBB             5,196,438
   Zero Coupon, 1/1/2015 ....................................................... 11,000,000          BBB             4,807,990
Los Angeles County, CA, Certificate of Participation, Disney Parking Project:
  Zero Coupon, 9/1/2007 ........................................................  4,030,000          A               2,696,594
  Zero Coupon, 9/1/2009 ........................................................  5,425,000          A               3,240,407
Roseville, CA, Unified High School District, General Obligation:
  Series B, Zero Coupon, 8/1/2010 (c) ..........................................  1,830,000          AAA             1,089,198
  Series B, Zero Coupon, 8/1/2015 (c) ..........................................  1,000,000          AAA               443,030

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
San Diego, CA, Certificate of Participation, Water Utility Funding Revenue,
  Series 1998, 5.375%, 8/1/2013 (c) ............................................  2,155,000          AAA             2,296,066
San Joaquin, CA, Certificate of Participation, County Public Facilities Project,
  5.5%, 11/15/2013 (c) .........................................................  3,895,000          AAA             4,283,059
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue,
  Capital Appreciation, Refunding, Series 1997 A, Zero Coupon, 1/15/2012 (c) ...  2,000,000          AAA             1,087,180

Colorado
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue,
  Series 1996, 6.25%, 12/1/2017 ................................................  4,820,000          AA              5,319,738
Colorado Housing Finance Authority Revenue:
  8.1%, 10/1/2005 ..............................................................  2,030,000          AA              2,282,958
  8.15%, 10/1/2006 .............................................................  2,145,000          AA              2,419,860
  8.25%, 10/1/2010 .............................................................  1,940,000          AA              2,195,168
  8.25%, 10/1/2011 .............................................................  1,680,000          AA              1,900,970
  8.25%, 10/1/2012 .............................................................  1,945,000          AA              2,202,751
  Multi-Family Mortgage:
   Series A, 8.15%, 10/1/2007 ..................................................  2,320,000          AA              2,617,285
   Series A, 8.2%, 10/1/2008 ...................................................  2,510,000          AA              2,835,873
   Series A, 8.2%, 10/1/2009 ...................................................  2,725,000          AA              3,078,787
Denver, CO, Urban Renewal Authority, Tax Increment Revenue,
  Pavilions-Convention, AMT, Series 1989, 7.5%, 9/1/2004 .......................  1,000,000          SKI             1,084,710

District of Columbia
District of Columbia, Certificate of Participation:
  6.875%, 1/1/2003 .............................................................  1,780,000          BB              1,860,331
  7.3%, 1/1/2013 ...............................................................  1,000,000          BB              1,075,090
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/2005 (c) ...............................................  3,300,000          AAA             3,604,458
  Series B, Zero Coupon, 6/1/2003 (c) ..........................................  2,000,000          AAA             1,675,420
  Series B3, 5.3%, 6/1/2005 (c) ................................................  1,350,000          AAA             1,431,324
  Series B3, 5.5%, 6/1/2007 (c) ................................................  1,000,000          AAA             1,081,170
  Series B3, 5.5%, 6/1/2008 (c) ................................................  3,225,000          AAA             3,499,061
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/2011 .........  2,965,000          A               3,033,254
District of Columbia, Water and Sewer Authority, Public Utility Revenue, 6%,
  10/1/2013 (c) ................................................................  3,630,000          AAA             4,133,118

Georgia
Burke County, GA, Development Authority, Pollution Control Revenue, Votgle
  Project, 7.7%, 1/1/2006 (c) (f) ..............................................  5,000,000          AAA             5,854,550

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Fulton County School District, GA, General Obligation, Series 1998, 5.375%,
  1/1/2016 .....................................................................  2,000,000          AA             2,144,680
Georgia Municipal Electric Authority, Power Revenue:
  Fourth Crossover, Project No. 1, Series 1997 X, 6.5%, 1/1/2012 (c) ...........  3,500,000          AAA            4,160,450
  Series V, 6.5%, 1/1/2012 (c) .................................................  5,000,000          AAA            5,943,500

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding, Zero Coupon,
  5/1/2004 (c) .................................................................  2,445,000          AAA            1,966,049
Chicago, IL, General Obligation:
  Board of Education, Series A, 6.25%, 1/1/2015 (c) ............................  2,725,000          AAA            3,182,855
  Emergency Telephone Systems, 5.6%, 1/1/2009 (c) ..............................  7,200,000          AAA            7,935,840
  Series 1996 A2, 6.25%, 1/1/2014 (c) ..........................................  3,750,000          AAA            4,388,363
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/2014 (c) ......................  5,000,000          AAA            5,382,750
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/2008 (c) .............................  2,655,000          AAA            2,863,471
  Capital Appreciation, ETM, Series 1990 A, Zero Coupon, 1/1/2008 (c)* .........  4,000,000          AAA            2,727,520
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/2013 (c) .............  3,215,000          AAA            3,470,110
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/2008 ................................................  3,600,000          SKI            3,658,680
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation, Junior Lien,
  Series 1991, Zero Coupon, 5/15/2006 ..........................................  8,500,000          A              6,175,845
Illinois Development Finance Authority, Commonwealth Edison, Refunding, 5.85%,
  1/15/2014 (c) ................................................................  5,000,000          AAA            5,658,950
Illinois Educational Facilities Authority, Loyola University, Zero Coupon,
  7/1/2005 (c) .................................................................  3,100,000          AAA            2,361,549
Illinois Health Facilities Authority:
  Centegra Health System, 5.2%, 9/1/2012 .......................................  1,000,000          SKI            1,019,130
  Delnor Community Hospital, 5.5%, 5/15/2013 (c) ...............................  1,500,000          AAA            1,594,140
  Memorial Medical Center-- Springfield, 5.25%, 10/1/2009 (c) ..................  1,725,000          AAA            1,847,561
  University of Chicago Hospital, Refunding, Series A, 5.5%, 8/15/2008 (c) .....  2,500,000          AAA            2,659,850
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/2013 ....................  2,100,000          AAA            2,495,976
Northern Illinois University, Board of Regents:
  Zero Coupon, 4/1/2005 (c) ....................................................  1,865,000          AAA            1,435,696
  Zero Coupon, 10/1/2005 (c) ...................................................  1,865,000          AAA            1,405,949
  Zero Coupon, 4/1/2006 (c) ....................................................  1,865,000          AAA            1,367,101
  Zero Coupon, 10/1/2006 (c) ...................................................  1,865,000          AAA            1,338,119
  Zero Coupon, 4/1/2007 (c) ....................................................  1,865,000          AAA            1,303,430

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
  Zero Coupon, 10/1/2007 (c) ...................................................  1,865,000          AAA            1,275,436
Oak Lawn, IL, Water and Sewer Revenue:
  Zero Coupon, 10/1/2003 (c) ...................................................  1,295,000          AAA            1,068,932
  Zero Coupon, 10/1/2004 (c) ...................................................  1,295,000          AAA            1,023,736
  Zero Coupon, 10/1/2005 (c) ...................................................  1,295,000          AAA              976,249
  Zero Coupon, 10/1/2006 (c) ...................................................  1,295,000          AAA              929,150
Rosemont, IL, Tax Increment Revenue, Zero Coupon, 12/1/2004 (c) ................  6,000,000          AAA            4,710,960
Rosemont, IL, Tax Increment-3, Series C, Zero Coupon, 12/1/2005 (c) ............  7,060,000          AAA            5,285,257
State University Retirement System, IL, Special Revenue, Zero Coupon,
  10/1/2005 (c) ................................................................  7,000,000          AAA            5,277,020
Will County, IL, Capital Appreciation, School District No. 201-U, Zero Coupon,
  12/15/2006 (c) ...............................................................  3,725,000          AAA            2,649,220
Winnebago County, IL, School District No. 122:
  6.55%, 6/1/2009 (c) ..........................................................  1,675,000          AAA            1,983,435
  6.55%, 6/1/2010 (c) ..........................................................  1,825,000          AAA            2,171,568

Indiana
Indiana Health Facilities Financing Authority, Hospital Revenue:
  Series 1990 A, 6%, 7/1/2003 (c) ..............................................    230,000          AAA              248,970
  Series 1990 A, 6%, 7/1/2004 (c) ..............................................    240,000          AAA              262,498
  Series 1990 A, 6%, 7/1/2005 (c) ..............................................    255,000          AAA              281,178
  Series 1990 A, 6%, 7/1/2006 (c) ..............................................    270,000          AAA              299,892
  Series 1990 A, 6%, 7/1/2007 (c) ..............................................    285,000          AAA              318,761
  Series 1990 A, 6%, 7/1/2009 (c) ..............................................    165,000          AAA              186,638
  Series 1990 A, 6%, 7/1/2010 (c) ..............................................    175,000          AAA              198,620
  Series 1990 A, 6%, 7/1/2011 (c) ..............................................    185,000          AAA              210,454
  Series 1990 A, 6%, 7/1/2012 (c) ..............................................    190,000          AAA              216,222
  Series 1990 A, 6%, 7/1/2013 (c) ..............................................    200,000          AAA              227,454
  Series 1990 A, 6%, 7/1/2014 (c) ..............................................    215,000          AAA              244,631
  Series 1990 A, 6%, 7/1/2015 (c) ..............................................    225,000          AAA              255,395
  Series 1990 A, 6%, 7/1/2016 (c) ..............................................    235,000          AAA              267,082
  Series 1990 A, 6%, 7/1/2017 (c) ..............................................    250,000          AAA              283,698
  Series 1990 A, 6%, 7/1/2018 (c) ..............................................    265,000          AAA              300,444
  Tax Exempt Custodian Receipts Refund:
   Series 1997 A, 6%, 7/1/2001 (c) .............................................    205,000          AAA              216,060
   Series 1997 A, 6%, 7/1/2002 (c) .............................................    215,000          AAA              229,783
   Series 1997 A, 6%, 7/1/2008 (c) .............................................    160,000          AAA              179,835

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indiana Municipal Power Agency, Power Supply System:
  Series B, 6%, 1/1/2012 (c) ...................................................  1,750,000          AAA             2,006,235
  Series B, 5.5%, 1/1/2016 (c) .................................................  8,960,000          AAA             9,661,568
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/2012 (c) .................................................................  5,000,000          AAA             5,600,550
Rockport, IN, Pollution Control Revenue, Series B, Refunding, 7.6%, 3/1/2016 ...  4,500,000          BBB             4,827,015

Louisiana
Bastrop, LA, Industrial Development Board, Pollution Control Revenue,
  International Paper Co. Project, 6.9%, 3/1/2007 .............................. 10,250,000          A              11,072,973
New Orleans, LA, General Obligation, Zero Coupon, 9/1/2005 (c) .................  2,500,000          AAA             1,899,900

Maryland
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System
  Revenue:
   6.9%, 1/1/2000 (c) ..........................................................  1,595,000          AAA             1,653,074
   7.2%, 1/1/2006 (c) ..........................................................  3,440,000          AAA             3,978,945
   7.2%, 1/1/2007 (c) ..........................................................  3,390,000          AAA             3,921,111

Massachusetts
Massachusetts Bay Transportation Authority, General Transportation System,
  Series B, 6.2%, 3/1/2016 .....................................................  2,500,000          AA              2,918,175
Massachusetts College Building Authority Project:
  Series A, 7.5%, 5/1/2010 .....................................................  4,110,000          A               5,231,619
  Series A, 7.5%, 5/1/2014 .....................................................  3,750,000          A               4,874,325
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital, Series F, 6.25%, 7/1/2012 (c) ......................................  3,000,000          AAA             3,488,430
Massachusetts Water Resource Authority:
  General Revenue, Series C, 6%, 12/1/2011 ..................................... 10,000,000          A              11,457,900
  Series A, 6.5%, 7/15/2009 ....................................................  2,625,000          A               3,094,350
  Series A, 6.5%, 7/15/2019 .................................................... 13,445,000          A              16,134,000

Michigan
Detroit, MI, General Obligation, City School District, Series 1998 C, 5.25%,
  5/1/2014 (c) .................................................................  1,000,000          AAA             1,063,730
Michigan Hospital Finance Authority, Hospital Revenue, Sinai Hospital, Series
  1995, 6%, 1/1/2008 ...........................................................  3,000,000          A               3,311,610
Michigan State Trunk Line, Refunding, Series 1998 A, 5.25%, 11/1/2013 ..........  3,000,000          AA              3,201,780
Wayne Charter County, MI, Airport Revenue, Series 1998 B, 5.25%, 12/1/2012 (c) .  3,165,000          AAA             3,345,057

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Montana
Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/2010 ..............................................  2,085,000          AA                593,766

Nebraska
Scotts Bluff County Hospital Authority No. 1, West Medical Center, Series 1998,
  5.125%, 11/15/2019 ...........................................................  1,375,000          A-              1,341,354

Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011 ....................................................................  5,050,000          AA              5,309,873

New Hampshire
New Hampshire State Housing Finance Authority, Single Family Revenue, AMT,
  Series 1997 C, 5.9%, 7/1/2019 ................................................  1,720,000          AA              1,899,809

New York
Long Island Power Authority, Electric Systems Revenue, Series 1998 A, 5%,
  12/1/2018 (c) ................................................................  2,000,000          AAA             1,995,160
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  7%, 7/1/2002 .................................................................  1,595,000          BBB             1,740,257
  Series 1998 C, 5.125%, 7/1/2013 (c) ..........................................  3,500,000          AAA             3,631,810
  Series O, 5.75%, 7/1/2013 (c) ................................................  6,775,000          AAA             7,581,361
New York City, NY, General Obligation:
  Prerefunded, Series 1990 H, 7.2%, 8/1/2001 (c) (d) ...........................    255,000          AAA               273,755
  Prerefunded, Series H, 7%, 2/1/2005 (d) ......................................  3,410,000          AAA             3,785,134
  Series 1995 E, 6.6%, 8/1/2004 ................................................  6,500,000          A               7,319,910
  Series 1995 E, 6.5%, 2/15/2005 ...............................................  7,000,000          A               7,900,270
  Series 1996 G, 6.75%, 2/1/2009 ...............................................  2,000,000          A               2,386,360
  Series A, 6.375%, 8/1/2004 ...................................................  5,000,000          A               5,449,400
  Series B, 6.75%, 8/15/2003 ...................................................  3,000,000          A               3,348,600
  Series B, 6%, 8/15/2004 ......................................................  3,425,000          A               3,760,890
  Series B, 6.1%, 8/15/2005 ....................................................  3,510,000          A               3,912,035
  Series H, 7.2%, 8/1/2001 (c) .................................................  2,005,000          AAA             2,146,593
  Unrefunded Balance, Series 1989 D, 7%, 8/1/2002 (c) ..........................    280,000          AAA               290,133
  Unrefunded Balance, Series 1989 D, 7%, 8/1/2002 (c) ..........................    935,000          AAA               968,838
  Unrefunded Balance, Series 1989 D, 7%, 8/1/2002 ..............................  1,125,000          A               1,164,713
  Unrefunded Balance, Series H, 7%, 2/1/2005 ...................................    485,000          A                 533,466

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority, City University System, Consolidated Revenue:
  Series A, 5.75%, 7/1/2006 ....................................................  4,000,000          BBB             4,392,680
  Series A, 5.75%, 7/1/2006 (c) ................................................  3,000,000          AAA             3,312,750
  Series E, 5.75%, 7/1/2006 ....................................................  3,085,000          BBB             3,387,854
  Series F, 5.375%, 7/1/2007 ...................................................  2,000,000          BBB             2,156,160
New York State Medical Care Facilities, Finance Agency Revenue, Mount Sinai
  Hospital, 5.95%, 8/15/2009 (c) ...............................................  3,105,000          AAA             3,276,769
New York State Thruway Authority, Service Contract Revenue, Series 1998 A2,
  5.25%, 4/1/2012 (c) ..........................................................  2,000,000          AAA             2,117,480
New York Triborough Bridge and Tunnel Authority, Special Obligation, Series
  1998 A, 5.125%, 1/1/2013 (c) .................................................  8,605,000          AAA             9,002,723
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
  Facility, Solvay Paperboard LLC, Series 1998, 7%, 11/1/2030 ..................  3,500,000          NR              3,534,860
Port Authority of New York & New Jersey, Special Obligation Revenue, Series
  1996, 7%, 10/1/2007 ..........................................................  2,000,000          SKI             2,232,420

North Carolina
North Carolina Eastern Municipal Power Agency, Series C, 7%, 1/1/2007 ..........  7,965,000          A               9,152,024
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue:
  7.25%, 1/1/2007 ..............................................................  6,500,000          A               7,663,500
  5.25%, 1/1/2009 (c) ..........................................................  8,500,000          AAA             9,143,535

Ohio
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989 A, 7.625%, 7/1/2023 .............................  4,890,000          BBB             5,046,431

Rhode Island
Rhode Island Convention Center Authority, Series B, 5%, 5/15/2020 (c) .......... 14,000,000          AAA            13,782,440

Tennessee
Knox County, TN, Health, Education & Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders Alliance, 7.25%, 1/1/2009 (c) ...............  3,250,000          AAA             3,997,305

Texas
Austin, TX, Combined Utility Systems Revenue, Series A, Zero Coupon,
  5/15/2003 (c) ................................................................  2,890,000          AAA             2,425,288
Austin, TX, Independent School District, Series 1998, 5%, 8/1/2015 (c) .........  2,000,000          AAA             2,062,440
Dallas-Fort Worth, TX, Airport Revenue:
  7.8%, 11/1/2007 (c) ..........................................................  2,390,000          AAA             2,861,212
  7.375%, 11/1/2009 (c) ........................................................  4,500,000          AAA             5,284,305
  American Airlines, AMT, 7.5%, 11/1/2025 ...................................... 14,250,000          BBB            15,274,005
Harris County, TX, AMT, Series 1998, 5.5%, 8/15/2006 (c) .......................  3,070,000          AAA             3,308,754

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities, Texas Medical Center Project, Series 1996,
  6.25%, 5/15/2010 (c) .........................................................  3,000,000          AAA             3,485,220
Harris County, TX, Toll Road Authority, Zero Coupon, 8/15/2004 (c) .............  4,050,000          AAA             3,223,719
Houston, TX, Water and Sewer System Authority:
  Series C, Zero Coupon, 12/1/2005 (c) ......................................... 15,000,000          AAA            11,252,100
  Series C, Zero Coupon, 12/1/2007 (c) .........................................  3,400,000          AAA             2,314,482
Houston, TX, Water Conveyance System Contract, Certificate of Participation,
  Series J, 6.125%, 12/15/2005 (c) .............................................  2,500,000          AAA             2,788,575
Lower Colorado River Authority, TX, Refunding, Zero Coupon, 1/1/2003 (c) .......  8,900,000          AAA             7,581,198
San Antonio, TX, Airport Systems Revenue, Refunding, 7%, 7/1/2002 (c) ..........  1,695,000          AAA             1,870,026
San Antonio, TX, Electric and Gas Revenue, Refunding:
  Series A, 5.25%, 2/1/2014 ....................................................  2,000,000          AA              2,088,640
  Series A, Zero Coupon, 2/1/2005 (c) .......................................... 12,000,000          AAA             9,318,960
Texas Municipal Power Agency, Series 1989, Zero Coupon, 9/1/2012 (c) ...........  5,150,000          AAA             2,696,849

Utah
Intermountain Power Agency, UT, Power Supply Revenue:
  Series 1993, 5.55%, 7/1/2011 .................................................  3,000,000          A               3,173,820
  Series C, 5.25%, 7/1/2014 ....................................................  4,000,000          AA              4,206,440
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Inversed
  Inflow, 7.1%, 2/15/2012** ....................................................  1,500,000          BBB-            1,719,150
Utah Associated Municipal Power System, Refunding, Hunter Project, Zero Coupon,
  7/1/2003 (c) .................................................................  5,700,000          AAA             4,767,423
Utah Intermountain Power Agency, Power Supply Revenue, Refunded, Series A,
  5.25%, 7/1/2014 (c) ..........................................................  7,000,000          AAA             7,272,090

Virgin Islands
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Notes,
  Senior Lien, Series C, 5.5%, 10/1/2008 .......................................  1,500,000          BBB-            1,591,320

Virginia
Virginia Beach, VA, Development Authority, VA Beach General Hospital Project,
  5.125%, 2/15/2018 (c) ........................................................  3,000,000          AAA             3,056,430
Virginia Peninsula Port Authority, Riverside Health System Project, Refunded,
  5.25%, 7/1/2012 (e) ..........................................................  2,735,000          AA              2,851,374

Washington
Seattle, WA, Port Revenue:
  Series 1998, 5.375%, 8/1/2013 (c) ............................................  1,460,000          AAA             1,547,045
  Series 1998, 5.375%, 8/1/2014 (c) ............................................  1,805,000          AAA             1,903,463

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Managed Municipal Bonds

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Washington Health Care Facilities Authority:
  Empire Health Services-- Spokane, 5.8%, 11/1/2008 (c) ........................  4,865,000          AAA             5,431,627
  Franciscan Health System-- St. Joseph's Hospital:
   5.4%, 1/1/2007 (c) ..........................................................  2,000,000          AAA             2,172,980
   5.4%, 1/1/2008 (c) ..........................................................  2,645,000          AAA             2,889,134
Washington Public Power Supply System:
  Nuclear Project No. 1, Refunding:
   Series 1990 B, 7.25%, 7/1/2009 (c) .......................................... 12,350,000          AAA            15,161,478
   Series A, Zero Coupon, 7/1/2007 (c) .........................................  8,570,000          AAA             5,939,610
  Nuclear Project No. 2, Refunding:
   Series A, 7.25%, 7/1/2006 ...................................................  7,000,000          AA              8,279,880
   Series A, 6%, 7/1/2007 (c) ..................................................  7,000,000          AAA             7,829,220
  Nuclear Project No. 3, Refunding:
   Series 1993 B, 5.65%, 7/1/2008 (c) ..........................................  3,000,000          AAA             3,293,520
   Series A, Zero Coupon, 7/1/2006 (c) .........................................  1,380,000          AAA             1,003,012
   Series B, 7.375%, 7/1/2004 ..................................................    750,000          AA                800,843
   Series B, Prerefunded, 7.25%, 7/1/2015 ......................................  5,000,000          AAA             5,296,650
   Series B, Zero Coupon, 7/1/2002 (c) ......................................... 11,925,000          AAA            10,399,316
   Series B, Zero Coupon, 7/1/2006 (c) .........................................  5,555,000          AAA             4,037,485
Washington State, General Obligation, Series 1998 A, 5.25%, 7/1/2012 ...........  4,210,000          AA              4,436,919

Wisconsin
Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/2006 .......................................................  1,700,000          SKI             1,712,546
Wisconsin State Health and Educational Facilities Authority, Hospital Sisters
  Inc., 5.375%, 6/1/2013 (c) ...................................................  1,500,000          AAA             1,575,975

Wyoming
Wyoming Community Development Authority, Single Family Mortgage Revenue,
  Series A, 5.85%, 6/1/2013 ....................................................  3,000,000          AA              3,118,350
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $653,295,090)                                                          731,705,881
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $653,295,090) (a)                                                       731,705,881
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Managed Municipal Bonds

(a) The cost for federal income tax purposes was $653,295,090. At December 31, 1998, gross and net unrealized appreciation for all securities based on tax cost was $78,410,791. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $78,431,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,060.

(b) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) and unrated securities (NR) have been determined to be of comparable quality to rated securities.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(f) At December 31, 1998, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

 * ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of December 31, 1998.

AMT: Alternative minium tax

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Managed Municipal Bonds

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $653,295,090) ................     $ 731,705,881
                 Cash .................................................................            16,232
                 Receivable for investments sold ......................................           390,000
                 Interest receivable ..................................................        11,077,217
                 Receivable for Fund shares sold ......................................           338,590
                 Other assets .........................................................            15,543
                                                                                           ----------------
                 Total assets .........................................................       743,543,463
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................         1,445,774
                 Payable for investments purchased ....................................         2,845,986
                 Notes payable ........................................................         1,622,000
                 Payable for Fund shares redeemed .....................................           166,062
                 Accrued management fee ...............................................           315,123
                 Other payables and accrued expenses ..................................           120,974
                                                                                           ----------------
                 Total liabilities ....................................................         6,515,919
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 737,027,544
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ............        78,410,791
                 Accumulated net realized loss ........................................        (5,141,126)
                 Paid-in capital ......................................................       663,757,879
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                  737,027,544
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($737,027,544 / 80,293,360 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) .......................................................             $9.18
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Managed Municipal Bonds

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $  40,966,157
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         3,760,257
                 Services to shareholders .............................................           442,967
                 Custodian and accounting fees ........................................           158,973
                 Trustees' fees and expenses ..........................................            37,351
                 Reports to shareholders ..............................................            36,390
                 Auditing .............................................................            48,806
                 Registration fees ....................................................            31,111
                 Legal ................................................................             9,662
                 Other ................................................................            26,949
                                                                                           ----------------
                                                                                                4,552,466
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         36,413,691
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................         4,261,533
                 Futures ..............................................................          (188,900)
                                                                                           ----------------
                                                                                                4,072,633
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................         3,939,113
                 Futures ..............................................................           128,825
                                                                                           ----------------
                                                                                                4,067,938
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     8,140,571
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  44,554,262
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Managed Municipal Bonds

                       Statements of Changes in Net Assets

                                                                                          Years Ended December 31,
Increase (Decrease) in Net Assets                                                          1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................      $  36,413,691     $  36,962,574
                 Net realized gain (loss) from investment transactions .........          4,072,633         4,446,931
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..................          4,067,938        22,559,064
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .................................................         44,554,262        63,968,569
                                                                                     ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .........................................        (36,413,691)      (36,962,574)
                                                                                     ----------------  ----------------
                 Net realized gains ............................................         (3,996,751)       (3,989,109)
                                                                                     ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................         83,789,509        65,569,325
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................         21,988,411        21,815,625
                 Cost of shares redeemed .......................................       (101,202,201)     (119,516,692)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ...............................................          4,575,719       (32,131,742)
                                                                                     ----------------  ----------------
                 Increase (decrease) in net assets .............................          8,719,539        (9,114,856)
                 Net assets at beginning of period .............................        728,308,005       737,422,861
                                                                                     ----------------  ----------------
                 Net assets at end of period ...................................      $ 737,027,544     $ 728,308,005
                                                                                     ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................         79,790,697        83,437,562
                                                                                     ----------------  ----------------
                 Shares sold ...................................................          9,148,915         7,354,111
                 Shares issued to shareholders in reinvestment of
                    distributions ..............................................          2,402,379         2,441,767
                 Shares redeemed ...............................................        (11,048,631)      (13,442,743)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in Fund shares ........................            502,663        (3,646,865)
                                                                                     ----------------  ----------------
                 Shares outstanding at end of period ...........................         80,293,360        79,790,697
                                                                                     ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Managed Municipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    Years Ended December 31,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, beginning of period ........................     $  9.13     $  8.84    $  8.94     $  8.07     $  9.09
                                                                ------------------------------------------------------------
Income from investment operations:
Net investment income .......................................         .45         .46        .45         .48         .46
Net realized and unrealized gain (loss) on investment
  transactions ..............................................         .10         .34       (.10)        .87       (1.00)
                                                                ------------------------------------------------------------
Total from investment operations ............................         .55         .80        .35        1.35        (.54)
                                                                ------------------------------------------------------------
Less distributions:
From net investment income ..................................        (.45)       (.46)      (.45)       (.48)       (.46)
From net realized gains on investment transactions ..........        (.05)       (.05)        --          --        (.02)
                                                                ------------------------------------------------------------
Total distributions .........................................        (.50)       (.51)      (.45)       (.48)       (.48)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, end of period ..............................     $  9.18     $  9.13    $  8.84     $  8.94     $  8.07
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ............................................        6.23        9.29       4.15       17.12       (6.04)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................         737         728        737         775         709
Ratio of operating expenses to average net assets (%) .......         .62         .64        .63         .63         .63
Ratio of net investment income to average net assets (%) ....        4.96        5.12       5.20        5.59        5.41
Portfolio turnover rate (%) .................................         8.6         9.8       12.2        17.8        33.7


                      23 - Scudder Managed Municipal Bonds

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.


                      24 - Scudder Managed Municipal Bonds

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $61,712,948 and $65,283,639, respectively.

The aggregate face value of futures contracts closed during the year ended December 31, 1998 was $11,918,050. No futures contracts were opened during the year.
                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1998, the fee pursuant to this Agreement amounted to $3,760,257, which was equivalent to an annual effective rate of .51% of the Fund's average daily net assets.


                      25 - Scudder Managed Municipal Bonds

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998 the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $316,492, of which $26,419 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $98,235, of which $8,393 is unpaid at December 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $37,351.

                               D. Lines of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund also had available an uncommitted line of credit.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $1,346,611 with a weighted average interest rate of 5.59%. Interest for the year ended December 31, 1998 was $3,732 (less than $.01 per share).
The maximum month-end borrowings outstanding at any time during the period was $2,300,000.


                      26 - Scudder Managed Municipal Bonds

                        Report of Independent Accountants


To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 12, 1999


                      27 - Scudder Managed Municipal Bonds

                                Tax Information

The Fund paid distributions of $0.044 per share from long-term capital gains during its year ended December 31, 1998. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,000,000 as capital gain dividends for its year ended December 31, 1998.

Of the dividends paid from net investment income for the taxable year ended December 31, 1998, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                      28 - Scudder Managed Municipal Bonds

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Managed Municipal Bonds (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        50,502,695           947,614          1,246,147             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        46,977,380          1,993,847         1,748,167         1,977,062






--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      29 - Scudder Managed Municipal Bonds

                               This Page
                             intentionally
                              left blank.







                      30 - Scudder Managed Municipal Bonds

                               This Page
                             intentionally
                              left blank.





                      31 - Scudder Managed Municipal Bonds

                         Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                      32 - Scudder Managed Municipal Bonds

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      33 - Scudder Managed Municipal Bonds

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      34 - Scudder Managed Municipal Bonds


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      35 - Scudder Managed Municipal Bonds

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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